Exhibit 99.3

Non-GAAP Financial Measures

Adjusted Net Income is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles) which excludes the effects of certain non-cash mark-to-market derivative financial instruments. Adjusted income from continuing operations further excludes impairment losses, income (loss) associated with divestitures, and the benefit of the Tax Cut and Jobs Act. Energen believes that excluding the impact of these items is more useful to analysts and investors in comparing the results of operations and operational trends between reporting periods and relative to other oil and gas producing companies.

	Three Months Ended 12/31/17
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	262.4	2.68
Non-cash mark-to-market losses (net of $20.6 tax)	37.5	0.38
Asset impairment, other (net of $0.8 tax)	1.4	0.01
Benefit of Tax Cuts and Jobs Act	(240.1)	(2.45)

Adjusted Income from Continuing Operations (Non-GAAP)	61.3	0.63

	Three Months Ended 12/31/16
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	(54.5)	(0.56)
Non-cash mark-to-market losses (net of $12.5 tax)	22.8	0.23
Asset impairment, other (net of $0.0 tax) *	nm	nm
Loss associated with property sales (net of $1.3 tax)	5.0	0.05

Adjusted Income from Continuing Operations (Non-GAAP)	(26.6)	(0.27)

Note: Amounts may not sum due to rounding

*	Approximately $25,000 (net of tax)

Non-GAAP Financial Measures

Adjusted Net Income is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles) which excludes the effects of certain non-cash mark-to-market derivative financial instruments. Adjusted income from continuing operations further excludes impairment losses, certain prior period losses associated with a reduction in force, pension settlement expenses, income associated with divestitures, and the benefit of the Tax Cut and Jobs Act. Energen believes that excluding the impact of these items is more useful to analysts and investors in comparing the results of operations and operational trends between reporting periods and relative to other oil and gas producing companies.

	Year Ended 12/31/17
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	306.8	3.14
Non-cash mark-to-market losses (net of $3.8 tax)	6.9	0.07
Asset impairment, other (net of $1.4 tax)	2.4	0.03
Income associated with property sales (net of $2.0 tax)	(2.5)	(0.03)
Benefit of Tax Cuts and Jobs Act	(240.1)	(2.46)

Adjusted Income from Continuing Operations (Non-GAAP)	73.6	0.75

	Year Ended 12/31/16
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	(167.5)	(1.77)
Non-cash mark-to-market losses (net of $25.3 tax)	45.9	0.49
Asset impairment, other (net of $67.5 tax)	121.7	1.29
Income associated with property sales (net of $76.1 tax)	(134.6)	(1.42)
Pension settlement expenses (net of $1.2 tax)	2.2	0.02
Reduction in force expenses (net of $1.9 tax)	3.5	0.04

Adjusted Income from Continuing Operations (Non-GAAP)	(128.8)	(1.36)

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

Earnings before interest, taxes, depreciation, depletion, amortization and exploration expenses (EBITDAX) is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Adjusted EBITDAX from continuing operations further excludes impairment losses, certain non-cash mark-to-market derivative financial instruments, and income (loss) associated with divestitures. Energen believes these measures allow analysts and investors to understand the financial performance of the company from core business operations, without including the effects of capital structure, tax rates and depreciation. Further, this measure is useful in comparing the company and other oil and gas producing companies.

Reconciliation To GAAP Information

	Three Months Ended 12/31
($ in millions)	2017	2016
Energen Net Income (Loss) (GAAP)	262.4	(54.5)
Loss associated with property sales, net of tax	0.0	5.0

Net Income (Loss) Excluding Property Sales (Non-GAAP)	262.4	(49.5)

Interest expense	10.3	9.0
Income tax expense (benefit) **	(225.8)	(21.5)
Depreciation, depletion and amortization	130.4	103.4
Accretion expense	1.5	1.6
Exploration expense	1.7	3.6
Adjustment for asset impairment	2.2	nm
Adjustment for mark-to-market (gains)/ losses	58.2	35.3

Energen Adjusted EBITDAX from Continuing Operations (Non-GAAP)	241.0	82.1

Note: Amounts may not sum due to rounding

**	Amount adjusted to exclude 2016 property sales in prior period. See reconciliation to GAAP Information for the Three Months Ended 12/31/2016.

Non-GAAP Financial Measures

Earnings before interest, taxes, depreciation, depletion, amortization and exploration expenses (EBITDAX) is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Adjusted EBITDAX from continuing operations further excludes impairment losses, certain non-cash mark-to-market derivative financial instruments, prior period losses associated with a reduction in force, pension settlement expenses, and income associated with divestitures. Energen believes these measures allow analysts and investors to understand the financial performance of the company from core business operations, without including the effects of capital structure, tax rates and depreciation. Further, this measure is useful in comparing the company and other oil and gas producing companies.

Reconciliation To GAAP Information

	Year Ended 12/31
($ in millions)	2017	2016
Energen Net Income (Loss) (GAAP)	306.8	(167.5)
Income associated with property sales, net of tax*	(2.5)	(134.6)

Net Income (Loss) Excluding Property Sales (Non-GAAP)	304.3	(302.1)

Interest expense	38.4	36.9
Income tax expense (benefit) **	(201.4)	(155.7)
Depreciation, depletion and amortization **	483.4	433.4
Accretion expense **	5.8	6.2
Exploration expense **	7.9	5.3
Adjustment for asset impairment	3.8	189.2
Adjustment for mark-to-market (gains)/ losses	10.8	71.2
Adjustment for pension settlement expenses	0.0	3.3
Adjustment for reduction in force expenses	0.0	5.5

Energen Adjusted EBITDAX from Continuing Operations (Non-GAAP)	653.0	293.2

Note: Amounts may not sum due to rounding

*	For quarter to quarter comparability, excluded from GAAP income in the current quarter is an immaterial sale of certain unproved leasehold properties in Wyoming.
**	Amount adjusted to exclude 2016 property sales in prior period. See reconciliation to GAAP Information for the Year Ended 12/31/2016.

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with 2016 property sales provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding 2016 Property Sales

Reconciliation to GAAP Information

	Three Months Ended
(in thousands except per share and production data)	December 31, 2016
	GAAP	2016 Property Sales	Non-GAAP
Revenues
Oil, natural gas liquids and natural gas sales	$162,992	$42	$162,950
Gain (loss) on derivative instruments	(48,472)	—	(48,472)

Total Revenues	114,520	42	114,478

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	38,867	258	38,609
Production and ad valorem taxes	9,516	209	9,307
O&G Depreciation, depletion and amortization	102,230	—	102,230
FF&E Depreciation, depletion and amortization	1,167	—	1,167
Asset impairment	40	—	40
Exploration	3,635	—	3,635
General and administrative	20,906	1	20,905
Accretion of discount on asset retirement obligations	1,580	—	1,580
(Gain) loss on sale of assets and other	5,175	5,889	(714)

Total costs and expenses	183,116	6,357	176,759

Operating Income (Loss)	(68,596)	(6,315)	(62,281)

Other Income/(Expense)
Interest expense	(9,041)	—	(9,041)
Other income	398	8	390

Total other expense	(8,643)	8	(8,651)

Loss Before Income Taxes	(77,239)	(6,307)	(70,932)
Income tax expense (benefit)	(22,769)	(1,293)	(21,476)

Net Income (Loss)	$(54,470)	$(5,014)	$(49,456)

Diluted Earnings Per Average Common Share	$(0.56)	$(0.05)	$(0.51)

Basic earning Per Average Common Share	$(0.56)	$(0.05)	$(0.51)

Oil	2,944	1	2,943
NGL	892	1	891
Natural Gas	1,084	—	1,084

Total Production (mboe)	4,920	2	4,918

Total Production (boepd)	53,478	22	53,457

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with 2016 property sales provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding 2016 Property Sales

Reconciliation to GAAP Information

	Year Ended
(in thousands except per share and production data)	December 31, 2016
	GAAP	2016 Property Sales	Non-GAAP
Revenues
Oil, natural gas liquids and natural gas sales	$621,366	$29,808	$591,558
Gain (loss) on derivative instruments	(88,477)	—	(88,477)

Total Revenues	532,889	29,808	503,081

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	171,714	14,784	156,930
Production and ad valorem taxes	42,938	3,589	39,349
O&G Depreciation, depletion and amortization	443,007	14,366	428,641
FF&E Depreciation, depletion and amortization	4,954	153	4,801
Asset impairment	220,652	31,407	189,245
Exploration	5,415	117	5,298
General and administrative	95,689	523	95,166
Accretion of discount on asset retirement obligations	6,672	501	6,171
(Gain) loss on sale of assets and other	(246,922)	(246,283)	(639)

Total costs and expenses	744,119	(180,843)	924,962

Operating Income (Loss)	(211,230)	210,651	(421,881)

Other Income/(Expense)
Interest expense	(36,899)	—	(36,899)
Other income	978	58	920

Total other expense	(35,921)	58	(35,979)

Loss Before Income Taxes	(247,151)	210,709	(457,860)
Income tax expense (benefit)	(79,638)	76,102	(155,740)

Net Income (Loss)	$(167,513)	$134,607	$(302,120)

Diluted Earnings Per Average Common Share	$(1.77)	$1.43	$(3.20)

Basic earning Per Average Common Share	$(1.77)	$1.43	$(3.20)

Oil	13,213	597	12,616
NGL	3,892	432	3,460
Natural Gas	4,534	629	3,905

Total Production (mboe)	21,639	1,658	19,981

Total Production (boepd)	59,123	4,530	54,593

Note: Amounts may not sum due to rounding